                                                                   EXHIBIT 10.23

PRICELINE.COM HOTELS

This Memo of Understanding is dated as of ______________, and is between PRICELINE.COM INCORPORATED ("priceline.com") and INSERT HOTEL _________________. The parties agree as follows:

-     Hotel participation with priceline.com is of no cost to the Hotel

- Priceline.com will not reveal Hotel participation to the general public or to other Hotels participating in the program

-     The Hotel will supply competitive rates to priceline.com

- The Hotel agrees to load rates into Worldspan SecuRate Hotel Program using priceline.com's plan code __________________________.

- Hotels must be of 2-star quality or higher; final determination on star quality is made by priceline.com

- The Hotel Company must provide reasonable advance notice of properties to be included in the program. All properties will be subject to inspection by priceline.com staff

- The allocation model for bookings will be developed during launch, whereby each property will have an equal opportunity to confirm requests

- Priceline.com will provide the Hotel with guest booking information for their records

- Priceline guests are pre-paid reservations. Should a guest be "walked" by the Hotel, all standard policies of the Hotel will be adhered to as the priceline.com guest is the customer of the Hotel.

- If a priceline.com pre-paid reservation is cancelled, Hotel may be entitled to retain payment for the first night of the reservation but shall promptly refund priceline.com for the amount of any remaining nights. Such refund shall be made without any request for a refund by priceline.com.

- Priceline.com and the Hotel will be responsible for their own acts and omissions (including the acts and omissions of their respective agents and employees), and will fully indemnify and hold harmless the other party from and against all liabilities, claims and damages (including attorneys fees) arising from any act or omission of the other party and its respective agents and employees

- This Memo of Understanding shall be governed by the internal laws of the State of Connecticut

HOTEL

--------------------------------------------------------------------------------
Name                   Title                Signature                Date

PRICELINE.COM, INCORPORATED

--------------------------------------------------------------------------------
Name                   Title                Signature                Date